February 6, 2025
IMPORTANT NOTICE TO SHAREHOLDERS

WILSHIRE MUTUAL FUNDS, INC.
(the “Company”)

SMALL COMPANY GROWTH PORTFOLIO
Investment Class Shares (DTSGX)
Institutional Class Shares (WSMGX)

Supplement to the Summary Prospectus and Prospectus,
each dated April 30, 2024, as supplemented
with respect to the Small Company Growth Portfolio (the “Portfolio”)

THIS SUPPLEMENT REPLACES AND SUPERCEDES ANY CONTRARY INFORMATION CONTAINED IN THE SUMMARY PROSPECTUS OF THE PORTFOLIO AND IN THE COMPANY’S PROSPECTUS.
Effective January 27, 2025, Granahan Investment Management, Inc. (“Granahan”) no longer serves as a subadviser to the Small Company Growth Portfolio. All references to Granahan in the Small Company Growth Portfolio’s Summary Prospectus and the Prospectus are hereby removed.
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (“SEC”), Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) may enter into new subadvisory agreements without shareholder approval, upon the approval of the Board of Directors (the “Board”).
On November 19, 2024, the Board approved a subadvisory agreement between Wilshire and Lord, Abbett & Co. LLC (“Lord Abbett”), effective January 30, 2025.
The Summary Prospectus and Prospectus are supplemented as detailed below.

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The third sentence in the third paragraph under the heading “Principal Investment Strategies” of the Summary Prospectus and Prospectus of the Portfolio is supplemented to include reference to Lord Abbett.

The following supplements the information under the heading “Principal Investment Strategies” of the Summary Prospectus and Prospectus of the Portfolio.
Lord Abbett uses fundamental analysis to look for micro-cap companies that Lord Abbett believes have the potential for more rapid growth than the overall economy. Lord Abbett seeks to identify micro-cap companies that generally exhibit faster-than-average gains in earnings and that the portfolio management team expects to continue profit growth at a high level. Lord Abbett evaluates companies based on an analysis of their financial statements, products and operations, market sectors and interviews with management.

The following supplements the information under the heading “Principal Risks” of the Summary Prospectus and Prospectus of the Portfolio.
Foreign Securities Risk. The Portfolio may invest in foreign securities. Foreign securities (including American depository receipts (ADRs) and global depository receipts (GDRs)) could be affected by factors not present in the U.S., including expropriation, confiscation of property, political instability, differences in financial reporting standards, less stringent regulation of securities markets, and difficulties in enforcing contracts. Compared to U.S. companies, there may be less publicly available information about foreign companies and less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Political and economic developments may adversely impact the value of foreign securities. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.
Emerging Markets Risk. The Portfolio may invest in securities in emerging markets. Foreign investment risk may be particularly high to the extent a fund invests, in securities of issuers based in countries with developing economies (i.e., emerging markets). Investments in emerging markets securities are generally subject to a greater level of those risks associated with investing in foreign securities, as emerging markets are considered less developed than developing countries.
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Furthermore, investments in emerging market countries are generally subject to additional risks, including trading on smaller markets, having lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements. These securities may also present credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

The following supplements the information under the sub-heading “Subadvisers and Portfolio Managers” under the heading “Management” of the Summary Prospectus and Prospectus of the Portfolio.
Lord Abbett
F. Thomas O’Halloran, Partner of Lord Abbett and Portfolio Manager of the Portfolio. Mr. O’Halloran has served as Portfolio Manager since January 2025.
Matthew R. DeCicco, Partner and Director of Equities of Lord Abbett and Portfolio Manager of the Portfolio. Mr. DeCicco has served as Portfolio Manager since January 2025.
Vernon T. Bice, Portfolio Manager of Lord Abbett and Portfolio Manager of the Portfolio. Mr. Bice has served as Portfolio Manager since January 2025.

The paragraphs under the sub-heading “Style Portfolios” under the heading “More Information About Investments and Risks” in the Prospectus are supplemented to include the following:
Lord Abbett
Lord Abbett serves as a subadviser to a portion of the Small Company Growth Portfolio. Lord Abbett uses fundamental analysis to look for micro-cap companies that Lord Abbett believes have the potential for more rapid growth than the overall economy. Lord Abbett seeks to identify micro-cap companies that generally exhibit faster-than-average gains in earnings and that the portfolio management team expects to continue profit growth at a high level. Lord Abbett evaluates companies based on an analysis of their financial statements, products and operations, market sectors and interviews with management. The investment team may also consider the risks and return potential presented by environmental, social, and governance factors in investment decisions. Lord Abbett may engage in active and frequent trading of its portfolio securities. Lord Abbett may sell a security when the portfolio management team believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, no longer meets its investment criteria, to increase cash, or to satisfy redemption requests, among other reasons. In considering whether to sell a security, Lord Abbett may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the portfolio management’s team valuation target for the security.

The second sentence in the second paragraph under the sub-heading “Investment Subadvisers” under the heading “Management of the Portfolios” in the Prospectus is revised as follows:
A discussion regarding the basis for the Board’s approval of each subadvisory agreement is available in the Company’s annual report to shareholders dated December 31, 2023, with the exception of the discussion regarding the basis for the Board’s approval of the subadvisory agreement with Lord Abbett, which will be available in the Company’s Form N-CSR dated June 30, 2025.

The following supplements the information under the sub-heading “Investment Subadvisers” under the heading “Management of the Portfolios” in the Prospectus:
Lord Abbett
Wilshire has entered into a subadvisory agreement with Lord Abbett, effective January 30, 2025, to manage a portion of the Small Company Growth Portfolio, subject to the supervision of Wilshire and the Board. Lord Abbett is located at 30 Hudson Street, Jersey City, NJ 07302. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes. As of December 31, 2024, Lord Abbett managed approximately $219.1 billion in assets under management. Lord Abbett’s investment team consists of F. Thomas O’Halloran, Matthew R. DeCicco, and Vernon T. Bice.
F. Thomas O’Halloran heads Lord Abbett’s team for the Small Company Growth Portfolio. Mr. O’Halloran joined Lord Abbett in 2001. Additional members of the Portfolio’s team are Matthew R. DeCicco and Vernon T. Bice. Messrs. DeCicco and Bice joined Lord Abbett in 1999 and 2011, respectively.
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If you have any questions regarding the Small Company Growth Portfolio or any series of the Company, please call (866) 591-1568.
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Investors Should Retain this Supplement for Future Reference.
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February 6, 2025

IMPORTANT NOTICE TO SHAREHOLDERS

WILSHIRE MUTUAL FUNDS, INC.
(the “Company”)

SMALL COMPANY GROWTH PORTFOLIO
Investment Class Shares (DTSGX)
Institutional Class Shares (WSMGX)

Supplement to the Statement of Additional Information (“SAI”), as supplemented, dated April 30, 2024

THIS SUPPLEMENT REPLACES AND SUPERCEDES ANY CONTRARY INFORMATION CONTAINED IN THE SAI OF THE COMPANY.
Effective January 27, 2025, Granahan Investment Management, Inc. (“Granahan”) no longer serves as a subadviser to the Small Company Growth Portfolio. All references to Granahan in the Statement of Additional Information are hereby removed.
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (“SEC”), Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) may enter into new subadvisory agreements without shareholder approval, upon the approval of the Board of Directors (the “Board”).
On November 19, 2024, the Board approved a subadvisory agreement between Wilshire and Lord, Abbett & Co. LLC (“Lord Abbett”), effective January 30, 2025.
The SAI is supplemented as detailed below.

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The second paragraph under the sub-heading “Investment Adviser and Subadvisers” under the heading “Investment Advisory and Other Services” in the SAI is replaced with the following:
Pursuant to subadvisory agreements with Wilshire dated January 8, 2021, January 8, 2021, and January 30, 2025, respectively, Los Angeles Capital, Ranger, and Lord Abbett each manage a portion of the Small Company Growth Portfolio.

The third paragraph under the sub-heading “Investment Subadvisory Agreements and Fees” under the heading “Investment Advisory and Other Services” in the SAI is supplemented with the following sentence:
The subadvisory agreement with Lord Abbett was approved for the period ending August 31, 2026.

The following supplements the information under the sub-heading “Portfolio Managers” under the heading “Investment Advisory and Other Services” in the SAI:
Lord Abbett
F. Thomas O’Halloran, Matthew R. DeCicco, and Vernon T. Bice manage Lord Abbett’s portion of the Small Company Growth Portfolio. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by each of the portfolio managers, as well as total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2024.

Type of Account	Total # of Accounts Managed	Total Assets (billions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
F. Thomas O’Halloran
Registered Investment Companies	7	$10.44	0	$0
Other Pooled Investment Vehicles	1	$0.20	0	$0
Other Accounts	12	$0.76	3	$135
Matthew R. DeCicco
Registered Investment Companies	9	$11.07	0	$0
Other Pooled Investment Vehicles	1	$0.20	0	$0
Other Accounts	0	$0	0	$0
Vernon T. Bice
Registered Investment Companies	4	$7.94	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Conflicts of Interest
Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of Lord Abbett’s portion of the Small Company Growth Portfolio (the “Portfolio”) and the investments of the funds and accounts managed by Lord Abbett, including the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolio and other accounts with similar investment objectives and policies. In addition, a portfolio manager potentially could use information concerning the Portfolio’s transactions to the advantage of other accounts and to the detriment of the Portfolio. To address these potential conflicts of interest, Lord Abbett has adopted and implemented policies and procedures relating to brokerage commissions, soft dollars and investment allocation. Lord Abbett has adopted Policies and Procedures Relating to Client Brokerage and Soft Dollars, as well as Evaluation of Proprietary Research Policy and Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Personal Trading Policy sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients, including the Portfolio. Moreover, Lord Abbett’s Insider Trading Policy sets forth procedures for personnel to follow when they have or believe they may have material non-public information. Lord Abbett is not affiliated with a full-service broker-dealer and, therefore, does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment banking functions. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Portfolio and the investments of the other accounts in the table referenced above.
Compensation
When used in this section, the term “fund” refers to the Small Company Growth Portfolio, as well as any other registered investment companies, pooled investment vehicles, and accounts managed by a portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of a salary, bonus and profit-sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation, and competitive market rates, as well as the portfolio manager’s leadership and management of the investment team.
Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the returns, and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior leaders may evaluate a fund's performance against one or more benchmarks from among the fund's primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indices disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indices within one or more of a fund’s peer groups (as defined from time to time by third party investment research companies), as well as a fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three-, and five-year investment returns on a pre-tax basis versus the benchmark. Finally, there is a component of the bonus that rewards leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s deferred compensation plan. Depending on the employee’s level they will receive either an award under the Managing Director Award Plan or the Investment Capital Appreciation Plan. Both

of these plans, following a three-year qualification period, provide for a deferred payout over a five-year period. The plans’ earnings are based on the overall average net asset growth of the firm as a whole or percentile performance of the funds against benchmarks as a whole. Lord Abbett believes these incentives focus portfolio managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.
Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount.
As of December 31, 2024, F. Thomas O’Halloran, Matthew R. DeCicco and Vernon T. Bice did not own any shares of the Small Company Growth Portfolio.

The following supplements the information under “Appendix A – Proxy Voting Policies” to the SAI:
Lord Abbett
Proxy Voting Policy
May 2024
Under the Investment Advisers Act of 1940, as amended, Lord Abbett acts as a fiduciary that owes each of its clients’ duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. This means that Lord Abbett is required to vote proxies in the manner we believe is in the best interests of each applicable client including the Lord Abbett Family of Funds, the Lord Abbett Alternatives Funds, Lord Abbett Global Funds I plc, and Lord Abbett Global Funds II (collectively, the “Funds”) and their shareholders. We take a long-term perspective in investing our clients’ assets and employ the same perspective in voting proxies on their behalf. We view proxy voting as a critical form of engagement and evaluate all proxy proposals based on their potential effects on our clients’ long-term financial interests. We also incorporate vote themes into our ongoing engagement with issuers. Set forth below are the policies and principles we apply in voting proxies on our clients’ behalf.
Sustainability
Proposals related to sustainability issues are typically initiated by shareholders and request that a company disclose certain information or change certain business practices. Lord Abbett will vote for proposals related to material sustainability factors when they have the potential to create long-term shareholder value, seek useful disclosure, or mitigate risk. We will vote against proposals we believe are unduly burdensome or which impose substantial costs on a company with no countervailing economic benefits to the company’s shareholders.
We evaluate proposals involving sustainability matters on a case-by-case basis, understanding that sustainability risks and opportunities can vary greatly by industry and company. As a result, we may vote similar proposals differently based on the particular facts and circumstances. When voting on sustainability matters, we pay particular attention to the financial materiality of the topics, controversial issues, as well as instances where management has failed to take corrective actions with respect to an issue.
Environment
As investors, we recognize that risks and opportunities associated with environmental factors, including climate and biodiversity, can be material to a company’s long-term financial health. We incorporate considerations of such risks and opportunities into our investment process and we generally encourage companies to publicly disclose information relevant to understanding these risks and opportunities.
Lord Abbett will vote proposals relating to environmental matters on a case-by-case basis. In evaluating these proposals, we consider materiality and risk and return potential as well as a company’s governance framework, current disclosures, peer disclosures, engagement, related controversies, and environmental commitments, among other factors.
Inclusivity
We believe that organizations with inclusive environments that embrace diversity of thought, background, and experience are more successful in attracting and retaining talent and generally more agile, more impactful, and better prepared for an evolving market landscape.
Given the importance of inclusivity, Lord Abbett generally encourages companies to have clear diversity policies and strategies in place to facilitate inclusivity within their organizations, as well as a broader range of stakeholders, including local and global communities. Lord Abbett also generally encourages the disclosure of workforce diversity metrics consistent with data provided on EEO-1 reports or other comparable data and will generally support proposals requesting disclosure of these metrics.
In evaluating proposals related to inclusivity, Lord Abbett will consider current company disclosures, peer disclosures, engagement, and related controversies, among other factors.
Well-Being
Lord Abbett believes that companies that nurture well-being among the workforce – physical, emotional, and financial – as a mindset, skill, and measurable strategic priority, will build more resilient workforces that are more likely to contribute to the long-term financial success of the company and to a strong global economy. Lord Abbett believes companies should implement strategies and governance structures to facilitate well-being and disclose existing initiatives.
Lord Abbett generally encourages companies to articulate the role that they play in fostering well- being within their organization. Lord Abbett generally supports proposals requesting disclosure of employee well-being initiatives and related metrics.
In evaluating proposals related to well-being, Lord Abbett will consider current company disclosures, peer disclosures, engagement, and related controversies, among other factors.
Human Rights
Lord Abbett encourages companies to comply with the principles laid out by the U.N. Global Compact Initiative, specifically the principles focused on labor and human rights. We agree with the principles that businesses should uphold the freedom of association and the effective recognition of the right to collective bargaining, the elimination of all forms of forced labor, the effective abolition of child labor, and the elimination of discrimination in respect of employment.
We believe it is important to consider the human rights impact that companies can have on employees, such as through the supply chain and within their communities, as well as consumers, through the products and services they provide. We call on companies to support and respect the protection of internationally proclaimed human rights and ensure that they are not complicit in human rights abuses.
In evaluating proposals related to human rights, Lord Abbett will consider current company disclosures, peer disclosures, engagement, and related controversies, among other factors.
Governance
Investors and businesses have benefited from positive changes in corporate governance. Shareholders have taken a more active role in businesses in which they invest, and companies are communicating more with shareholders. Companies are more conscious of the need for transparent and effective governance policies, and there has been progress in the evolution of these practices. Companies with a principled governance approach are better positioned to manage the risks inherent in business and recognize opportunities that help deliver sustainable growth and returns for shareholders. In formulating our approach, we are focused on best practice standards for governance, including industry approved frameworks and guidance. Given the materiality of certain sustainability factors, we also believe that companies should formalize oversight of sustainability within their governance structures through board and management level committees.
Political Contributions and Lobbying
Lord Abbett recognizes that companies may participate in the political process within legal limits to help shape public policy consistent with a company’s strategy. While Lord Abbett understands the rationale for involvement in certain political activities, we generally encourage transparency in the process to help stakeholders evaluate potential risks that may impact returns; specifically, Lord Abbett generally encourages the disclosure of oversight mechanisms related to political contributions and lobbying processes, including board oversight.
Lord Abbett will vote proposals related to political contributions and lobbying on a case-by-case basis. In evaluating these proposals, Lord Abbett will consider the current level of disclosure, peer disclosure, previous litigation or controversies, the consistency between a company’s public statements on issues and the nature of its lobbying activity, engagement, and reputational or legal risks, among other factors.
Board of Directors
The board of directors of a company oversees all aspects of the company’s business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. In evaluating the candidacy of a director nominee to the board of a company, Lord Abbett will consider the following factors, among others: (1) the nominee’s experience, qualifications, attributes, and skills, as disclosed in the company’s proxy statement; (2) the composition of the board and its committees, including diversity of talent from many backgrounds; (3) whether the nominee is independent of the company’s management; (4) the nominee’s board meeting attendance; (5) the nominee’s history of representing shareholder interests on the company’s board or other boards; (6) the total number of outside board positions held by the nominee; (7) the nominee’s investment in the company; (8) the company’s long-term performance relative to a relevant market index; and (9) takeover activity. Lord Abbett may withhold votes for some or all a company’s director nominees on a case-by-case basis. In evaluating an audit, nominating, governance, or compensation committee nominee’s candidacy, Lord Abbett will consider additional factors related to the specific committee’s oversight responsibilities.
Board Composition
Competent boards add value and represent shareholders’ perspectives effectively during board deliberations. Companies with effective boards have a competitive advantage, as boards provide invaluable oversight and actively contribute to critical management choices that bolster long-term financial performance. With this in mind, Lord Abbett believes companies that draw from a larger pool of perspectives and attract, inspire, and retain a diversity of talent from many backgrounds are better positioned for long-term, sustainable success. We encourage boards to periodically assess director qualifications and skills to ensure relevant experience and diverse perspectives are represented.
Lord Abbett encourages companies with less than 30% gender diversity on their boards to articulate a plan to increase board diversity, and at times, we will actively partner with companies through engagement to encourage and monitor progress. Lord Abbett will generally vote for the nominating committee or other relevant directors if there is more than 20% gender diversity on the board or the board has articulated a plan to further diversify board membership.
Lord Abbett will also generally vote for the nominating committee or other relevant directors at companies in the Russell 3000, S&P 1500, and FTSE 100 indices if there is racial or ethnic diversity represented on the board.
Lord Abbett values transparency and believes that reliable and consistent information is necessary to make informed investment decisions. To that end, Lord Abbett strongly encourages the reporting of board diversity metrics, including skills, experience, and tenures of director nominees, as well as gender, racial and ethnic diversity, in a clear, consistent manner, and will treat a lack of disclosure as an indication that the board lacks diversity.
Lord Abbett will consider our engagement history with a company and vote on proposals related to board diversity on a case-by-case basis taking into consideration if the company has articulated a plan for advancing diversity on the board.
Overboarding
Lord Abbett believes that director nominees should be able to dedicate sufficient time to each of the companies they represent to fully execute their board oversight responsibilities. We believe it is important that directors not be “overboarded” to avoid excessive time-commitments and provide consistent contributions to all boards on which they serve. Lord Abbett may vote against directors that we deem to be “overboarded” and will consider voting against director nominees if they sit on more than five public company boards, or if they are an active executive who sits on more than two outside public company boards.
Governance Structure
Lord Abbett may consider a vote against certain director nominees at companies that have material governance shortcomings, including those implemented at the time of IPO, with no articulated plan to sunset certain provisions. Governance shortcomings may include dual-class voting structures, classified boards, or supermajority vote standards, among others.
Sustainability Oversight
Lord Abbett believes that boards should maintain oversight over material sustainability risks and opportunities, and clearly articulate board and committee responsibilities related to material sustainability matters. Lord Abbett may consider a vote against certain director nominees at companies that have material sustainability shortcomings that could negatively impact long-term shareholder value and that the company and its board have failed to address.
Majority Voting
Lord Abbett generally favors a majority voting standard, under which director nominees are elected by an affirmative majority of the votes cast. We will generally support proposals that seek to adopt a majority voting standard.
Board Classification
Lord Abbett generally believes that directors should be elected annually, and we will typically support proposals that seek to remove a classified board structure though not for investment products (such as business development companies) where such structures are usual and customary. When evaluating board classification proposals, Lord Abbett may consider the following factors, among others: (1) the company’s long-term strategic plan; (2) the extent to which continuity of leadership is necessary to advance that plan; and (3) the need to guard against takeover attempts.
Board Independence
Lord Abbett values independent board oversight and believes that a majority of board members should be independent from the company. While company boards may apply different standards in assessing director independence, including any applicable standards prescribed by stock exchanges and federal securities laws, a director generally is determined to qualify as independent if the director is not employed by the company and does not have any direct or indirect material relationship with the company based on all relevant facts and circumstances.
Material relationships can include employment, business, and familial relationships, among others. Lord Abbett may vote against non-independent board nominees if their election would cause a majority of board members to be non-independent.
Independent Board Chair
Proponents of proposals to require independent board chair seek to enhance board accountability and mitigate a company’s risk-taking behavior by requiring that the role of the chair of the company’s board of directors be filled by an independent director. Lord Abbett votes on a case-by-case basis on proposals that call for an independent board chair, and will consider a variety of factors, including whether we believe that a company’s governance structure promotes independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, or independent board committees. In evaluating independent chair proposals, we will focus on the presence of a lead director, who is an independent director designated by a board with a non-independent chair to serve as the primary liaison between company management and the independent directors and act as the independent directors’ spokesperson.
Compensation and Benefits
Lord Abbett pays particular attention to the nature and amount of compensation paid by a company to its executive officers and other employees. Lord Abbett believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. However, we believe that companies should provide detailed disclosure of their compensation practices to allow investors to properly analyze the effectiveness and appropriateness of the company’s compensation structure.
Lord Abbett reviews all issues related to compensation on a case-by-case basis and may oppose management if: (1) we deem a company’s compensation to be excessive or inconsistent with that of its peers; (2) we believe a company’s compensation measures do not foster a long-term focus among its executive officers and other employees; or (3) we believe a company has not met performance expectations, among other reasons.
Advisory Vote on Executive Compensation
“Say-on-pay” proposals give shareholders a nonbinding vote on executive compensation and serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. Lord Abbett generally prefers that say-on-pay proposals occur on an annual basis. Lord Abbett will evaluate say-on-pay proposals on a case-by-case basis and will consider a variety of factors in evaluating compensation, including whether we believe that compensation has been excessive or not properly aligned with long-term performance and whether we engaged with the company and they provided more detailed information regarding compensation.
Equity Compensation Plans
Equity compensation plans are intended to reward an executive’s performance through various stock-based incentives and should be designed to align an executive’s compensation with a company’s long-term performance. Lord Abbett will vote on equity compensation plans on a case-by-case basis, and in evaluating such proposals we will consider the following factors, among others: (1) whether or to what extent the plan has any potential to dilute the voting power or economic interests of other shareholders; (2) the rate at which a company grants equity awards; (3) the features of the plan and costs associated with it; (4) whether the plan allows for repricing or replacement of underwater stock options; and (5) quantitative data regarding compensation ranges by industry and company size. We scrutinize any proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.
Clawback Provisions
Lord Abbett believes that clawback provisions generally encourage executive accountability and help mitigate a company’s risk-taking behavior. Lord Abbett will evaluate proposals to require clawback provisions on a case-by-case basis and will consider a variety of factors, including concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other factors we may deem relevant.
Tax Gross-ups
Lord Abbett generally favors adoption of anti-tax gross-up policies, which limit payments by a company to an executive intended to reimburse some or all the executive’s tax liability with respect to compensation, perquisites, and other benefits.
Severance Agreements

Severance or so-called “golden parachute” payments are sometimes made to departing executives after termination or upon a company’s change in control. Lord Abbett will consider severance arrangements in the overall evaluation of executive compensation and may scrutinize cases in which benefits are especially lucrative, granted despite the executive’s or the company’s poor performance, or materially amended shortly before a triggering event. Lord Abbett will vote shareholder proposals related to severance agreements on a case-by-case basis.
Employee Stock Purchase Plans
Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. Lord Abbett will vote on a case-by-case basis on employee stock purchase plans and will consider overall incentive structure and any dilutive effects of such plans, among other factors.
Shareholder Rights
Proxy access
Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. Lord Abbett votes on a case-by-case basis and will evaluate proposals that seek to allow proxy access based on the merits of each situation. Similarly, Lord Abbett evaluates proposals that seek to amend the terms of an already existing proxy access by-law (“proxy fix-it” proposals) on a case-by-case basis, but may vote against these proposals if the existing proxy access by-law has reasonable provisions already in place.
Shareholder Rights Plans
Shareholder rights plans or “poison pills” are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. Lord Abbett believes that poison pills can serve to entrench management and discourage takeover offers that may be attractive to shareholders; therefore, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification. In evaluating a poison pill proposal, however, Lord Abbett may consider the following factors, among others: (1) the duration of the poison pill; (2) whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value; (3) our level of confidence in management; (4) whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support good long-range corporate goals; and (5) the need to guard against takeover attempts.
Rights to Call Special Shareholder Meetings
Lord Abbett typically supports the right to call special shareholder meetings and in evaluating such a proposal, will consider the following factors, among others: (1) the stock ownership threshold required to call a special meeting; (2) the purposes for which shareholders may call a special meeting; (3) whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and (4) the anticipated economic impact on the company of having to hold additional shareholder meetings. Similarly, Lord Abbett evaluates proposals that seek to amend the terms of an existing special meeting right on a case-by-case basis but may vote against these proposals if the existing provision has a reasonable threshold in place.
Rights to Act by Written Consent
Lord Abbett votes on a case-by-case basis on proposals requesting rights to act by written consent, though may vote against these proposals if the company already grants shareholders the right to call special shareholder meetings at a reasonable threshold.
Supermajority Vote Requirements
A proposal that is subject to a supermajority vote must receive the support of more than a simple majority to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change for a company and its corporate governance practices. Lord Abbett typically supports shareholders’ ability to approve or reject proposals based on a simple majority vote and will generally vote for proposals to remove supermajority vote requirements and against proposals to add them.
Cumulative Voting
Under cumulative or proportional voting, each shareholder is allotted a number of votes equal to the number of shares owned multiplied by the number of directors to be elected. Although this voting regime strengthens the voting power of minority shareholders because it enables shareholders to cast multiple votes for a single nominee, Lord Abbett believes that a shareholder, or group of shareholders, using this technique to elect a director may seek to have the director represent a narrow special interest rather than the interests of the broader shareholder population. Accordingly, we generally vote against cumulative voting proposals.
Confidential Voting
Lord Abbett believes that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.
Reimbursing Proxy Solicitation Expenses
Lord Abbett votes on a case-by-case basis on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest.
Transacting Other Business
Lord Abbett believes that proposals to allow shareholders to transact other business at a meeting may deprive other shareholders of sufficient time and information needed to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, Lord Abbett typically votes against such proposals.
Corporate Matters
Charter Amendments
A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. Lord Abbett considers proposals related to charter amendments on a case-by-case basis to the extent they are not explicitly covered by these guidelines.
Capital Structure
A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. Lord Abbett will generally support proposals to increase a company’s number of authorized shares if the company has articulated a clear and reasonable purpose for the increase (for example, to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a substantial dilutive effect.
Lord Abbett generally believes that all shares should have equal voting rights at publicly traded companies. Lord Abbett will generally oppose proposals to create a new class of stock with superior voting rights and will typically vote for proposals to eliminate a dual or multi-class voting structure.
Reincorporation
Lord Abbett generally follows management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.
Mergers, Acquisitions, and Restructurings
Lord Abbett views the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the anticipated financial and operating benefits; (2) the offer price; (3) the prospects of the resulting company; and (4) any expected changes in corporate governance and their impact on shareholder rights.
Auditors
Auditors are responsible for examining, correcting, and verifying the accuracy of a company’s financial statements. Lord Abbett believes that companies normally are in the best position to select their auditors. However, we will evaluate such proposals on a case-by-case basis and may consider any concerns about impaired independence, accounting irregularities, controversies, or failure of the auditors to act in shareholders’ best economic interests, among other factors we may deem relevant.
Proxy Voting Process
Overview
Lord Abbett encourages good governance and sustainable corporate practices, which contribute to long-term shareholder value creation. We have procedures in place to ensure that we vote proxies in the best interest of our applicable clients. Lord Abbett has implemented the following approach to the proxy voting process:

•The Investment Stewardship team provides recommendations on how to vote the security to the relevant investment team, who makes the final decision for their client portfolios, absent a material conflict of interest, as described in the “Conflicts of Interest” section below. From time to time, there may be votes that the Investment Stewardship team deems appropriate to address with members of the Executive Committee and/or other leadership teams. The votes are presented, and a final decision is agreed upon. Once a voting decision has been made, the Investment Stewardship team is responsible for submitting Lord Abbett’s vote.
•When multiple investment teams manage one or more portfolios that hold the same voting security, the investment team that manages the largest number of shares of the security will be considered to have the dominant position. The investment team with the dominant position, in consultation with the Investment Stewardship team, will be responsible for determining a vote recommendation. Lord Abbett will vote all shares on behalf of all clients in accordance with that vote recommendation.
•For institutional accounts managed on behalf of multi-employer pension or benefit plans, commonly referred to as “Taft- Hartley plans,” Lord Abbett generally will vote proxies in accordance with the Proxy Voting Guidelines issued by the AFL-CIO, rather than the guidelines described above, unless instructed otherwise by the client.
These guidelines provide a general summary of Lord Abbett’s views on specific proxy voting items. We reserve the flexibility to vote in a manner contrary to our general views on particular issues if we believe doing so is in the best interests of our clients, including the Funds, and their shareholders. Many different types of proposals may arise under the broad categories discussed in this document, and we will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant.
Retention and Oversight of Proxy Service Provider
Lord Abbett has retained an independent third party service provider (the “Proxy Service Provider”) to analyze proxy issues and recommend how to vote on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.1 While Lord Abbett takes into consideration the information and recommendations of the Proxy Service Provider, Lord Abbett votes all proxies based on its own proxy voting policies, including Lord Abbett’s conclusions regarding the best interests of the Funds, their shareholders, and other advisory clients, rather than basing decisions solely on the Proxy Service Provider’s recommendations. Notwithstanding the foregoing, Lord Abbett may determine that it is in the best interests of such parties, for consistency and administrative reliability, to vote in accordance with such service provider’s recommendations for certain categories of proxies from time to time.
Lord Abbett monitors the Proxy Service Provider’s capacity, competency, and conflicts of interest to ensure that we continue to vote proxies in the best interests of our applicable clients. As part of its ongoing oversight of the Proxy Service Provider, Lord Abbett performs periodic due diligence on the Proxy Service Provider. The topics included in these due diligence reviews include thought leadership, conflicts of interest, methodologies for developing vote recommendations, changes in leadership and control, and resources, among other things.
Conflicts of Interest
Conflicts of interest may arise in the proxy voting process. Such a conflict may exist, for example, when a client’s account holds shares of a company that also is a client of Lord Abbett. We have adopted safeguards designed to ensure that conflicts of interest are identified and resolved in our clients’ best interests rather than our own. These safeguards include, but are not limited to, the following:
•Lord Abbett has implemented special voting measures with respect to companies for which a Lord Abbett Family of Funds or Lord Abbett Alternatives Funds Board member (i) has had a material business or professional relationship with a company within the company’s last two fiscal years, (ii) has an immediate family member who is employed by the company, (iii) owns more than 5% of the company’s outstanding shares, and/or (iv) serves as officer, director, partner employee, or consultant to the company. If a Fund owns stock in such a company, Lord Abbett will notify the Proxy Conflict Committee (The Committee) or the appropriate Lord Abbett committee and seek voting instructions only in those situations where Lord Abbett proposes not to follow the Proxy Service Provider’s recommendations. In these instances, if applicable, the independent director/trustee will abstain from any discussions and voting by the subcommittee regarding the company.
•Lord Abbett also has implemented special voting measures with respect to any company (including any subsidiary of a company or retirement plan sponsored by a company) that has a significant business relationship with Lord Abbett. For this purpose, a “significant business relationship” means: (i) a broker dealer firm that is responsible for one percent or more of the Funds’ total dollar amount of shares sold for the last 12 months; (ii) a firm that is a sponsor firm with respect to Lord Abbett’s separately managed account business; (iii) an institutional account client that has an
1 Lord Abbett currently retains Institutional Shareholder Services Inc. as the Proxy Service Provider.

investment management agreement with Lord Abbett; (iv) an institutional investor that, to Lord Abbett’s knowledge, holds at least $5 million in shares of the Funds; and/ or (v) a retirement plan client that, to Lord Abbett’s knowledge, has at least $5 million invested in the Funds.
If a Fund owns shares of a company with a significant business relationship (“Conflict Shares”) and Lord Abbett seeks to vote contrary to the Proxy Service Provider’s recommendation, then Lord Abbett will notify the Committee or a Lord Abbett committee, as applicable, and seek voting instructions. Lord Abbett generally will vote conflict proposals pursuant to the instruction of a majority of applicable Committee members but will act on the instructions of less than a majority if less than a majority respond and all responding members approve Lord Abbett’s proposed votes on such proposals. In all other cases, Lord Abbett will vote the Funds’ Conflict Shares in accordance with the Proxy Service Provider’s recommendation. Lord Abbett periodically will report to the applicable Committee its record of voting the Funds’ Conflict Shares in accordance with Committee member instructions.
Absent explicit instructions from an institutional account client to resolve proxy voting conflicts in a different manner, Lord Abbett will vote each such client’s Conflict Shares in the manner it votes the Conflict Shares.
To serve the best interests of a client that holds a given voting security, Lord Abbett generally will vote proxies without regard to other clients’ investments in different classes or types of securities or instruments of the same issuer that are not entitled to vote. Accordingly, when the voting security in one account is from an issuer whose other, non-voting securities or instruments are held in a second account in a different strategy, Lord Abbett will vote without input from members of the investment team acting on behalf of the second account.
Securities Lending
The Funds may participate in a securities lending program. In circumstances where shares are on loan, the voting rights of those shares are transferred to the borrower. Lord Abbett will generally attempt to recall all securities that are on loan prior to the meeting record date, so that the relevant Fund will be entitled to vote those shares. However, Lord Abbett may be unable to recall shares or may choose not to recall shares for several reasons, including if Lord Abbett does not receive timely notice of a meeting, or if Lord Abbett deems the opportunity for a Fund to generate securities lending revenue to outweigh the benefits of voting at a specific meeting.
Some of our clients may participate in externally managed securities lending programs. In these cases, client preference, operational processes, and other factors determine whether we recall loaned securities to vote proxies. Accordingly, our share recall practices will vary case-by-case.
Shareholder Resolutions
Lord Abbett may consider sponsoring or co-sponsoring a shareholder resolution to address an issue of concern if engagement and proxy voting are deemed to be ineffective.
Share Blocking
Certain foreign countries impose share blocking restrictions that would prohibit Lord Abbett from trading a company’s stock during a specified period before the company’s shareholder meeting. Lord Abbett believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. Therefore, it is Lord Abbett’s general policy to not vote securities in cases where share blocking restrictions apply.

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Investors Should Retain this Supplement for Future Reference.